UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2016

Aon plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	1-7933	98-1030901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Leadenhall Street, London, England (Address of Principal Executive Offices)	EC3V 4AN (Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual General Meeting of Shareholders (the “Annual Meeting”) on June 24, 2016.  A total of 237,422,140 Class A Ordinary Shares, or 89.62% of the total shares entitled to vote, were represented at the Annual General Meeting in person or by proxy.

Shareholders voted on the following eleven proposals at the Annual Meeting, all of which are described in the 2016 Proxy Statement, and cast their votes as described below:

1.              The election of eleven nominees to serve as Directors. All of the nominees were elected.

Nominee	For	Against	Abstain	Broker Non-Votes
Lester B. Knight	216,597,825	3,944,615	119,205	16,760,495
Gregory C. Case	217,987,418	2,556,052	118,175	16,760,495
Fulvio Conti	220,208,108	276,858	176,679	16,760,495
Cheryl A. Francis	218,276,565	2,232,028	153,052	16,760,495
James W. Leng	218,663,854	1,819,729	178,062	16,760,495
J. Michael Losh	216,949,821	3,541,212	170,612	16,760,495
Robert S. Morrison	215,310,483	5,176,637	174,525	16,760,495
Richard B. Myers	217,082,686	3,432,302	146,657	16,760,495
Richard C. Notebaert	214,551,286	5,983,146	127,213	16,760,495
Gloria Santona	218,072,704	2,462,572	126,369	16,760,495
Carolyn Y. Woo	215,646,810	4,913,571	101,264	16,760,495

2.              An advisory vote to approve executive compensation. This advisory resolution was approved.

For	Against	Abstain	Broker Non-Votes
175,962,049	43,377,389	1,322,207	16,760,495

3.              An advisory vote to approve the directors’ remuneration report contained within the Company’s annual report and accounts. This advisory resolution was approved.

For	Against	Abstain	Broker Non-Votes
180,924,123	38,415,264	1,322,258	16,760,495

4.              The receipt of the Company’s annual report and accounts, together with the reports of the directors and auditors for the year ended December 31, 2015.  This ordinary resolution was approved.

For	Against	Abstain
236,331,930	126,531	963,679

5.              The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2016.  This ordinary resolution was approved.

For	Against	Abstain
235,565,245	1,694,371	162,524

6.              The re-appointment of Ernst & Young LLP as the Company’s U.K. statutory auditors to hold office from the conclusion of the Annual Meeting until the next annual general meeting where accounts are laid before the Company.  This ordinary resolution was approved.

For	Against	Abstain
235,981,279	1,272,997	167,864

7.              The authorization of the directors to determine the remuneration of Ernst & Young LLP as the Company’s statutory auditors.  This ordinary resolution was approved.

For	Against	Abstain
235,643,365	1,500,341	278,434

8.              The approval of certain forms of contracts for use in effecting purchases of shares pursuant to the Company’s share repurchase program and the counterparties with whom the Company may conduct such repurchase transactions. This ordinary resolution was approved.

For	Against	Abstain
232,759,564	4,462,574	200,002

9.              The authorization of the directors to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for or convert any security into shares of the Company. This ordinary resolution was approved.

For	Against	Abstain
221,961,447	15,173,720	286,973

10.       The authorization of the directors to allot equity securities for cash without preemptive rights. This special resolution was approved.

For	Against	Abstain
231,836,063	4,896,805	689,272

11.       The authorization of the Company and its subsidiaries to make political donations and expenditures. This ordinary resolution was approved.

For	Against	Abstain	Broker Non-Votes
218,117,955	2,220,617	323,073	16,760,495

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

	By:	/s/ Molly Johnson
Molly Johnson
Assistant Secretary
Date: June 28, 2016